STOCK AND WARRANT PURCHASE AGREEMENT


         THIS STOCK AND WARRANT PURCHASE AGREEMENT is made as of the 13th day of July, 2006 by and between Alanco Technologies, Inc., an Arizona corporation (the "Company"), and the purchasers executing a counterpart copy of this Agreement ("Purchaser") for shares of the Company's Series A Convertible Preferred Stock and Warrants of the Company.


                                    RECITALS

         The Company desires to sell, and the Purchaser desires to purchase the number of shares of the Company's authorized but unissued Series A Convertible Preferred Stock ("Preferred Stock") as shown on the signature page of this Agreement executed by the Purchaser and a Warrant to purchase up to the same number shares of the Company's Class A Common Stock ("Common Stock"), all in accordance with the terms and provisions contained herein.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

         1. Purchase and Sale of Preferred Stock. Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase from the Company, and the Company agrees to sell and issue to Purchaser the number of shares of Preferred Stock set forth on the signature page to this Agreement upon the date hereof.

         2. Issuance of Warrant. Subject to the terms and conditions of this Agreement, the Company shall issue to Purchaser, for no additional consideration, a Warrant to purchase shares of the Company's Common Stock upon the date hereof. The Warrant shall allow the Purchaser to purchase up to the same number of shares of Common Stock as the number of shares of Preferred Stock purchased by Purchaser hereunder at an exercise price of $0.60 per share, for a period of five years following the Company's shareholders approval of the Warrant. If the Purchaser is an Affiliate of the Company (as defined below), then the Warrant shall only be exercisable following approval of the Company's shareholders. The Warrant shall be in the form of Exhibit "A" attached hereto (hereinafter referred to as the "Warrant"). "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act of 1933, including any officer, director of 10% or greater shareholder ("Act").

         3. Piggy-Back Registration Rights. The Company covenants and agrees that in the event the Company proposes to file a registration statement under the Act with respect to the Company's Common Stock (other than in connection with an exchange offer or a registration statement on Form S-4 or S-8 or other similar registration statements not available to register te Purchaser's securities), the Company shall include in such registration statement the shares of the Company's Common Stock issuable upon conversion of the Preferred Stock purchased hereunder as well as the shares of the Company's Common Stock issuable upon exercise of the Warrant (collectively, the "Piggy-Back Securities"). All additional expenses of registering the Piggy-Back Securities shall be borne by the Company, excluding underwriting commissions, if any.


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         4. Purchase Price. The purchase price to be paid by Purchaser to the
Company for the Preferred Stock shall be the sum of $1.71 per share of Preferred Stock purchased (the "Purchase Price"), which sum shall be paid in immediately available funds upon the date hereof.

         5. Representations and Warranties of the Company. The Company hereby represents and warrants to Purchaser as follows

                  5.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

                  5.2 Capitalization. All issued and outstanding shares of capital stock of Alanco have been validly authorized and issued and are fully paid and nonassessable. At Closing, the authorized capital of Alanco will consist solely of (i) seventy-five million (75,000,000) shares of Class A Common Stock, (ii) twenty-five million (25,000,000) shares of Class B Common Stock, which has 1/100th of one vote per share, and (iii) twenty-five million (25,000,000) shares of Preferred Stock, which is issuable in Series as established by Alanco's Board of Directors. Alanco's Board of Directors has established two such Series of Preferred Stock, namely the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock. Alanco's public reports filed with the SEC contain a full description of the relative rights, privileges and restrictions with respect to such series, and the number of all shares of the Company's classes and series of stock as of the dates sted therein.

                  5.3 Subsidiaries. All subsidiaries of the Company are duly organized, validly existing, and in good standing under the laws of the state of their incorporation or organization. The subsidiaries have all the requisite power, authority, licenses and permits that are necessary to own, operate and lease its properties, and to carry on its business as now being conducted.

                  5.4 Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Preferred Stock and Warrant has been taken taken, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

                  5.5 Valid Issuance of Securities. The Preferred Stock being issued to the Purchaser hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable. Based in part upon the representations of the Purchaser in this Agreement, the Preferred Stock will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon exercise of the Warrant has been duly and validly reserved for issuance and upon issuance in accordance with the terms of the Company's Articles of Incorporation, as amended, shall be duly and validly issued, fully paid and non-assessable and will be issued in compliance with all applicable federal and state securities laws.

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                  5.6 Governmental Consents. No consent, approval, order or
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement. Based in part upon the representations of the Purchaser in this Agreement the sale and issuance of the Preferred Stock and Warrant in conformity with the terms of this Agreement are exempt from the registration requirements of the Securities Act of 1933 (the "Act"), as amended, and as in effect on the date hereof.

         6. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company that:

                  6.1 Authorization. This Agreement constitutes the Purchaser's valid and legally binding obligation, enforceable in accordance with its terms.

                  6.2 Purchase Entirely for Own Account. This Agreement is made with Purchaser in reliance upon such Purchaser's representation to the Company, which by such Purchaser's execution of this Agreement such Purchaser hereby confirms, that the Preferred Stock and Warrant will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, except as described herein, and that Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Purchaser further represents that, except as set forth herein, Purchaser does not presently have any contract, undertaking, Agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Preferred Stock or Warrant. Purchaser represents that he has full power and authority to enter into this Agreement.

                  6.3 Disclosure of Information. Purchaser believes that he has received all the information he considers necessary or appropriate for deciding whether to acquire the Preferred Stock and Warrant. Purchaser further represents that he has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Preferred Stock and Warrant. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of Purchaser to rely thereon.

                  6.4 Restricted Securities. Purchaser understands that the shares of Preferred Stock and Warrant are characterized as "restricted securities" under the federal securities laws in as much as they are being acquired from the Company in a transaction not involving a public offering and


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

that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances.

                  6.5 Legends. It is understood that the Preferred Stock, Warrant and the shares of Common Stock issuable upon exercise of the Warrant may bear the following legends until or unless the same are registered.

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED."

                  6.6 Accredited Purchaser Status. Purchaser is an "Accredited Purchaser" within the meaning of Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933 (the "Act").

         7. Miscellaneous.

                  7.1 Survival of Warranties. The warranties, representations and covenants of the Company and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchaser or the Company.

                  7.2 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. This Agreement shall not be assigned by either party without the prior written consent of the other party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  7.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Arizona.

                  7.4 Notice. All notices required or permitted hereunder shall be in writing and shall be served on the parties at the following addresses:

         If to the Purchaser: as stated on the signature page

         If to the Company:   Alanco Technologies, Inc.
                              15575 N. 83rd Way, Suite 3
                              Scottsdale, Arizona 85260
                                     Attn: President

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Any such notices shall be either (a) sent by certified mail, return receipt requested, in such case notice shall be deemed delivered three (3) business days after deposit, postage prepaid in the U.S. mail, or (b) sent by personal delivery or by a nationally recognized overnight courier, in which case it shall be deemed delivered upon receipt if personally delivered or one (1) business day after deposit with an overnight courier. The above addresses may be changed by written notice to the other party; provided, however, that no notice of a change of address shall be effective until actual receipt of such notice.

                  7.5 Counterparts. This Agreement may be executed in two or more counterparts of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  7.6 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not be considered in construing or interpreting this Agreement.

                  7.7 Finder's Fees. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction except that which such party is exclusively obligated to pay.

                  7.8 Amendments and Waivers. Any term of this Agreement may be amended and compliance with or performance of any term of this Agreement may be waived with the written consent of the parties hereto.

                  7.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  7.10 Entire Agreement. This Agreement constitutes the entire Agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

                              (See following page for signatures)

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first indicated above.






Number of shares of Preferred Stock and Warrants to be acquired:
                                                                ---------------
Purchase Price ($1.71 x number of shares of Preferred  Stock):
                                                                ---------------



The Purchaser:


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Address:


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The Company:

ALANCO TECHNOLOGIES, INC.
an Arizona corporation


By:
   ----------------------------------------
   John A. Carlson, Chief Financial Officer